                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A


                              (Amendment No. One)



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 1, 1999



              North American Gaming and Entertainment Corporation
  --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                      0-5474                       75-2571032
---------------------             ----------                -------------------
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                             Identification No.)




               13150 Coit Road, Suite 125, Dallas, Texas  75240
        --------------------------------------------------------------
          (Address of principal execute offices, including zip code)


                                (972) 671-1133
          -----------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     (b) The unaudited pro forma balance sheet as of December 31, 1998 and the unaudited pro forma statement of operations for the year ended December 31, 1998 included with this report reflect the pro forma effect of the Settlement Agreement as though it had occurred on December 31, 1998 for purposes of the unaudited pro forma balance sheet and as of January 1, 1998 for purposes of the pro forma statement of operations.

     (c)  Exhibits - The following exhibits are filed herewith:

          10.1 Release and Settlement Agreement dated February 2, 1999 by and among the parties referenced therein, together with various Exhibits thereto (but exclusive of various Schedules thereto).*

          10.2 Settlement Agreement dated February 2, 1999 by and among the parties referenced therein.*


--------------------

     *Previously filed.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 13, 1999


                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION



                                    By:      /s/ E.H. Hawes
                                         ---------------------------------------
                                         E.H. Hawes II, President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION



The unaudited pro forma financial information as of December 31, 1998 and for the year then ended is set forth on the following pages. The pro forma financial information has been prepared utilizing the historical consolidated financial statements of North American Gaming and Entertainment Corporation and Subsidiaries. The pro forma consolidated financial information gives pro forma effect to the transfer of certain equity ownerships (the "Transfer") as if the Transfer had occurred on December 31, 1998 for balance sheet purposes and as of January 1, 1998 for purposes of the pro forma statement of operations. The pro forma information has been prepared utilizing estimates and assumptions as set forth below and in the notes thereto. The pro forma financial information is presented for informational purposes and is not necessarily indicative of the future financial position or results of operations of the Company that would have actually occurred had the Transfer been consummated on such date or as of the period described above. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

The preliminary allocations reflected in the pro forma financial information have been based on preliminary estimates of the respective fair value of common stock and liabilities, which may differ from the actual allocations. These pro forma adjustments represent the Company's preliminary determination of the Transfer adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts in the pro forma financial information are subject to change, and the final amounts may differ substantially.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA BALANCE SHEET
================================================================================
December 31, 1998
--------------------------------------------------------------------------------

                                                                                         Unaudited
                               Historical                                                Pro Forma
                               December 31,                   Pro Forma                 December 31,
ASSETS                             1998                      Adjustments                   1998
                               -----------           ----------------------------       -----------
                                                        Debit           Credit
                                                     -----------     ------------
Current Assets:
  Cash                         $   183,205           $         -     $    183,205  (a)  $         -
  Restricted cash                   97,904                     -           97,904  (a)            -
  Accounts receivable, net         270,525                     -           20,326  (a)      177,505
                                                               -           72,694  (b)
  Inventories                      123,090                     -           21,575  (a)       66,138
                                                               -           35,377  (b)
  Prepaid expenses and
   other current assets            116,975                     -           31,140  (a)       85,835
                               -----------           -----------     ------------       -----------

Total Current Assets               791,699                     -          462,221           329,478
                               -----------           -----------     ------------       -----------

Property and Equipment, net        945,127                     -          206,728  (a)      568,982
                                                               -          169,417  (b)
                               -----------           -----------     ------------       -----------

Deposits                           100,893                     -           23,342  (a)       52,261
                                                               -           25,290  (b)
Long-term deferred
 tax asset                         378,000                     -          262,000  (e)      116,000
Revenue interest rights             90,176                     -           90,176  (a)            -
Trade name and
 intangibles, net                  125,608                     -                -           125,608
Goodwill                           643,098                     -                -           643,098
Casino and truck stop
 under construction              1,604,923                     -        1,604,923  (a)            -
Assets of business trans-
 ferred under contractual
 agreement                         675,488                     -          675,488  (a)            -
Investment in OM
 Operating L.L.C.                        -               324,195  (b)     285,288  (a)      (63,216)
                                                          63,216  (d)     165,339  (c)
Investment in River Port
 Truck Stop L.L.C.                       -                12,225  (a)       6,113  (d)        6,112
Investment in the Gold
 Rush Truck Stop                         -               116,217  (a)      58,109  (d)       58,108
                               -----------           -----------      -----------       -----------
                                 3,618,186               515,853        3,196,068           937,971
                               -----------           -----------       ----------       -----------
Total Assets                   $ 5,355,012           $   515,853       $4,034,434       $ 1,836,431
                               ===========           ===========       ==========       ===========

                                      F-2
================================================================================
See noes to unaudited pro forma consolidated financial information.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA BALANCE SHEET (CONTINUED)
================================================================================
December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Unaudited
                               Historical                                                       Pro Forma
                               December 31,                       Pro Forma                    December 31,
                                  1998                           Adjustments                       1998
                               -----------           ----------------------------------        ------------
                                                          Debit               Credit
                                                     ---------------       ------------
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
  Accounts payable and
   accrued liabilities         $ 1,114,966           $   529,609  (a)      $     21,417  (b)   $    725,735
                                                          14,104  (c)           259,999  (e)
                                                         126,934  (d)                 -
  Notes payable - current        2,357,498             1,610,072  (a)                 -             548,053
                                                          19,701  (c)                 -
                                                         179,672  (d)                 -
  Preferred stock dividends
   payable                         780,000                78,000  (c)                 -             446,928
                                                         255,072  (d)                 -
                               -----------           -----------           ------------        ------------
Total Current Liabilities        4,252,464             2,813,164                281,416           1,720,716

Liabilities of business
 transferred under
 contractual agreement             770,215               770,215  (a)                 -                   -
Notes Payable - long-term        1,446,749               201,757  (a)                 -             755,760
                                                          69,847  (c)                 -
                                                         419,385  (d)                 -
                               -----------           -----------           ------------        ------------
Total Liabilities                6,469,428             4,274,368                281,416           2,476,476
                               -----------           -----------           ------------        ------------

Stockholders' Deficit:
  Common stock                     417,886                25,530  (c)                 -             336,210
                                                          56,146  (d)                 -
  Additional paid-in
   capital                         466,959                51,060  (c)                 -             303,606
                                                         112,293  (d)                 -
  Accumulated deficit           (1,999,261)              521,999  (e)            92,903  (c)     (1,279,861)
                                                               -              1,148,496  (d)
                               -----------           -----------           ------------        ------------
                                (1,114,416)              767,028              1,241,399            (640,045)
                               -----------           -----------           ------------        ------------
Total Liabilities and
 Stockholders' Deficit         $ 5,355,012           $ 5,041,396           $  1,522,815        $  1,836,431
                               ===========           ===========           ============        ============

                                     F-3
================================================================================
See notes to unaudited pro forma consolidated financial statements.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
================================================================================
Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                                                  Unaudited
                               Historical                                                         Pro Forma
                              December 31,                       Pro Forma                       December 31,
                                  1998                          Adjustments                         1998
                              ------------           ----------------------------------          ------------
                                                        Debit                 Credit
                                                     -----------           ------------
REVENUES:
  Video poker                 $ 15,704,231           $15,704,231  (f)      $          -          $          -
  Truck stop and
   convenience store             8,679,063             4,790,323  (f)                 -             3,888,740
  Cruise                           966,442                     -                      -               966,442
                              ------------           -----------           ------------          ------------
                                25,349,736            20,494,554                      -             4,855,182
                              ------------           -----------           ------------          ------------

COSTS AND EXPENSES:
  Video poker:
  Cost of revenue                8,871,204                     -              8,871,204  (f)                -
  Depreciation and
   Amortization                    219,909                     -                219,909  (f)                -
                              ------------           -----------           ------------          ------------
                                 9,091,113                     -              9,091,113                     -
                              ------------           -----------           ------------          ------------

Truck Stop and Convenience
 Store:
  Cost of revenue                7,065,399                     -              3,728,215  (f)        3,337,184
  Depreciation and
   amortization                     64,896                     -                 21,017  (f)           43,879
                              ------------           -----------           ------------          ------------
                                 7,130,295                     -              3,749,232             3,381,063
                              ------------           -----------           ------------          ------------
Cruise:
  Cost of revenue                  417,610                     -                      -               417,610
  Depreciation and
   amortization                    332,950                     -                      -               332,950
                              ------------           -----------           ------------          ------------
                                   750,560                     -                      -               750,560
                              ------------           -----------           ------------          ------------

Gross profit                     8,377,768            20,494,554             12,840,345               723,559
General and administrative       7,789,585                     -              6,108,282  (f)        1,604,220
                                                                                 77,083  (g)
                              ------------           -----------           ------------          ------------

Operating income                   588,183            20,494,554             19,025,710              (880,661)

Income for equity
 investments                             -                48,091  (k)           136,692  (j)          434,994
                                                               -                346,393  (l)
Interest expense                  (307,187)                    -                159,983  (i)         (147,204)
Other income (expense)            (494,767)                    -                200,000  (h)          214,691
                                                               -                509,458  (f)
                              ------------           -----------           ------------          ------------
                                  (801,954)               48,091              1,352,526               502,481
                              ------------           -----------           ------------          ------------

Net income before taxes           (213,771)           20,542,645             20,378,236              (378,180)

Provision for income taxes          39,979                     -                 36,679  (m)            3,300
                              ------------           -----------           ------------          ------------
Net loss                      $   (253,750)          $20,542,645           $ 20,414,915          $   (381,480)
                              ============           ===========           ============          ============

Basic Loss Per Share                 $(.01)                                                      $       (.02)
                              ============                                                       ============

Basic Weighted Average
   Shares Outstanding           31,980,331                                                         23,812,699
                              ============                                                       ============

                                      F-4
================================================================================
See notes to unaudited pro forma consolidated financial information.

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL INFORMATION
================================================================================

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements appearing in the Company's annual report on Form 10-KSB.

On February 2, 1999, North American Gaming and Entertainment Corporation and Subsidiaries (the "Company"), restructured its operating agreements related to OM Operating LLC ("OMLLC"), River Port Truck Stop LLC ("RPLLC") and the Gold Rush Truck Stop ("Gold Rush"), effective March 31, 1999. The restructure transfers certain ownership interests and control in the Company's gaming operations in redemption of 8,167,632 shares of the Company's common stock and the cancellation of $442,488 (including accrued interest) of subordinated debt and $333,072 of accrued dividends on Class A preferred stock.

In April 1998, as part of an initial restructure, the Company contributed to OMLLC its right to a 20% gross income allocation in OMLLC in exchange for 99% of the ownership interest in OMLLC, and simultaneously assigned 50% of the ownership interests in OMLLC to Don Williams ("Williams") in exchange for a $4,000,000 nonrecourse note (the "Note") payable by Williams to the Company. Immediately thereafter Williams owned 51% and the Company owned 49% of the ownership interests in OMLLC, the Company no longer has the 20% gross income allocation and Williams owed the Company $4,000,000 pursuant to the Note. The Note was payable solely from cash flow distributions made by OMLLC to Williams from video poker casinos, truck stops, and route operations operated by the Company and OMLLC and is secured by his 51% ownership interest and all cash flow distributions made to him with respect to the existing video poker casinos, truck stops and route operations.

The March 31, 1999 restructure will cancel the Note and the Company's contribution of the 20% gross income allocation. In addition, Williams agreed to cancel his subordinated debenture in the amount of $103,651 (including accrued interest), have redeemed an aggregate of 2,553,000 shares of common stock of the Company owned by Williams and entities related to Williams, cancel $78,000 of accrued dividends on Class A Preferred Stock, contribute .1% interest in RPLLC to the Company, and pay the Company cash ranging from $150,000 to $300,000. The restructure terminates the Company's 20% gross income allocation in OMLLC and causes it to contribute operating assets and liabilities of two truck stops and three restaurants to OMLLC.

Concurrent with the restructure, the Company entered into an agreement with 10 former Class A Preferred Stockholders ("former stockholders") whereby the Company agreed to transfer 50% of its interest in all gaming operations (including OMLLC, RPLLC, and the Gold Rush) to the former stockholders. In consideration, the former stockholders have agreed to cancel their subordinated debentures in the amount of $338,837 (including accrued interest), have redeemed an aggregate of 5,614,632 shares of common stock and cancel $255,072 of accrued dividends on Class A Preferred Stock.

                                      F-5
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL INFORMATION (CONTINUED)
================================================================================

The ownership in OMLLC, RPLLC and Gold Rush prior to and after the transaction are as follows:


Prior to the                        Former
Restructure         Company      Stockholders     Williams         Total
----------------  ------------  --------------  -------------  -------------
OMLLC                    49.0%              -          51.0%         100.0%
RPLLC                    49.9%              -          50.1%         100.0%
Gold Rush               100.0%              -             -          100.0%


After the                           Former
Restructure         Company      Stockholders     Williams         Total
----------------  ------------  --------------  -------------  -------------
OMLLC                    24.5%           24.5%         51.0%         100.0%
RPLLC                    25.0%           25.0%         50.0%         100.0%
Gold Rush                50.0%           50.0%            -          100.0%

The unaudited pro forma adjustments are as follows:

a. Adjustment to convert the consolidated assets and liabilities of OMLLC, RPLLC and Gold Rush to the equity method.

b. To reflect the contribution of certain operating assets and liabilities of the Company's truck stop and restaurant locations to OMLLC as part of the restructure.

c. To reflect the transfer of a 51% interest in OMLLC to Don Williams for 2,553,000 shares of the Company's common stock with a fair market value of $.03 per share, and the cancellation of subordinated debt of $103,652 (including accrued interest) and accrued dividends of $78,000.

d. To reflect the transfer of a 24.5% interest in OMLLC, 25% interest in RPLLC and a 50% interest in Gold Rush to the former Class A Preferred Stockholders for 5,614,632 shares of the Company's common stock with a fair value of $.03 per share and the cancellation of subordinated debt of $338,837 (including accrued interest), cancellation of accrued dividends of $255,072 and the assumption of $387,154 of notes payable.

e.   To record the tax effect of the transfers at December 31, 1998.

f. To eliminate the gaming and truck stop and convenience store operating income, except for Gold Rush truck stop operating income.

                                      F-6
================================================================================

NORTH AMERICAN GAMING AND ENTERTAINMENT
 CORPORATION AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL INFORMATION (CONTINUED)
================================================================================

g. To adjust salaries to reflect the amendment to the employment contract with Williams, adjusting his salary to $100,000 per year.

h. To record rent expense under the new six month Gold Rush lease at $33,333 per month.

i. To adjust interest expense for the transferred OMLLC, RPLLC and Gold Rush debt and the cancelled subordinated debt.

j. To record, on the equity method, the Company's 24.5% interest in the operations of OMLLC

k. To record, on the equity method, the Company's 25% interest in the operations of RPLLC.

l. To record, on the equity method, the Company's 50% interest in the operations of Gold Rush

m.   To provide taxes for adjustments (f) through (l).


3. Adjustments (f) through (l) record the effect of the transfer as if it occurred on January 1, 1998. The resulting balance sheet effect of these adjustments is not presented as the unaudited pro forma balance sheet is as if the transfer occurred on December 31, 1998.

                                      F-7
================================================================================